Exhibit 99.1

Third Quarter 2014 Analyst Presentation 11/7/14 The Empire District Electric Company Photo courtesy of Gary Shaver, Empire Retiree SERVICES YOU COUNT ON

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 This presentation discusses various matters that are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements address or may address future plans, objectives, expectations and events or conditions concerning various matters such as capital expenditures, earnings, pension and other costs, competition, litigation, our construction program, our generation plans, our financing plans, potential acquisitions, rate and other regulatory matters, liquidity and capital resources and accounting matters. Forward-looking statements may contain words like “anticipate,” “believe,” “expect,” “project,” “objective” or similar expressions to identify them as forward-looking statements. Factors that could cause actual results to differ materially from those currently anticipated in such statements include: weather, business and economic conditions and other factors which may impact sales volumes and customer growth; the costs and other impacts resulting from natural disasters, such as tornados and ice storms; the amount, terms and timing of rate relief we seek and related matters; the results of prudency and similar reviews by regulators of costs we incur, including capital expenditures and fuel and purchased power costs, including any regulatory disallowances that could result from prudency reviews; unauthorized physical or virtual access to our facilities and systems and acts of terrorism, including, but not limited to, cyber-terrorism; legislation and regulation, including environmental regulation (such as NOx, SO2, mercury, ash and CO2) and health care regulation; the periodic revision of our construction and capital expenditure plans and cost and timing estimates costs and activities associated with markets and transmission, including the Southwest Power Pool (SPP) Regional Transmission Organization (RTO) transmission development, and SPP Day-Ahead Market; the impact of energy efficiency and alternative energy sources; electric utility restructuring; spending rates, terminal value calculations and other factors integral to the calculations utilized to test the impairment of goodwill, in addition to market and economic conditions which could adversely affect the analysis and ultimately negatively impact earnings; volatility in the credit, equity and other financial markets and the resulting impact on our short term debt costs and our ability to issue debt or equity securities, or otherwise secure funds to meet our capital expenditure, dividend and liquidity needs; the effect of changes in our credit ratings on the availability and cost of funds; the performance of our pension assets and other post employment benefit plan assets and the resulting impact on our related funding commitments; our exposure to the credit risk of our hedging counterparties; the cost and availability of purchased power and fuel, including costs and activities associated with the SPP Day-Ahead Market, and the results of our activities (such as hedging) to reduce the volatility of such costs; interruptions or changes in our coal delivery, gas transportation or storage agreements or arrangements; operation of our electric generation facilities and electric and gas transmission and distribution systems, including the performance of our joint owners; changes in accounting requirements; costs and effects of legal and administrative proceedings, settlements, investigations and claims; performance of acquired businesses; and other circumstances affecting anticipated rates, revenues and costs. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond our control. New factors emerge from time to time and it is not possible for management to predict all factors or to assess the impact of each factor on us. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. We caution you that any forward-looking statements are not guarantees of future performance and involve known and unknown risk, uncertainties and other factors which may cause our actual results, performance or achievements to differ materially from the facts, results, performance or achievements we have anticipated in such forward-looking statements. Forward Looking Statements

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Brad Beecher, President and CEO Laurie Delano, Vice President – Finance and CFO Jan Watson, Secretary Dale Harrington, Director of Investor Relations Executive Management and Investor Relations Team

Executive Management President & CEO - Bradley P. Beecher VP-Finance & CFO - Laurie A. Delano VP & COO-Electric - Kelly S. Walters VP & COO-Gas - Ronald F. Gatz Officers average 20+ years utility experience with Empire Independent Board of Directors Non-executive chairman All directors other than CEO are independent Experienced Management Team

100% regulated utility Operations in four states: MO, KS, OK, AR plus FERC 217,000 customers Annual growth profile near 1% 10,000 square mile service territory NYSE ticker: EDE Stock price on 11/7/2014: $28.72 Market capitalization: $1.23 Billion on 11/07/2014 52 week range: $22.04 – $29.24 Shares outstanding: 43.4 million Annual average volume: 187,700 shares Who We Are

Core business with rate base infrastructure investment Commitment to renewable energy and reducing emissions Favorable energy supply portfolio: reliable, diverse, low cost, regulated generating assets Constructive regulatory relationships Experienced management team High quality, pure-play, regulated electric and gas utility Strategy Low-risk growth plan Improved earnings growth profile Regulatory lag managed through ratemaking process and cost-conscious management Investment grade credit ratings Attractive annualized dividend yield of 3.6% on November 7, 2014 Opportunity for earnings and dividend growth Dividend increased 2% in Q4 2014 Strong financial metrics Competitive total return prospects

Most Recent Quarter 480,000 Sq. Foot Joplin High School – OPENED – 890,000 Sq. Foot Mercy Hospital nearing completion – OPENING to patients March 2015 –

Third Quarter, Year to Date, and Twelve Month Ended Highlights

	3rd Quarter Sept. 30, 2014	3rd Quarter Sept. 30, 2013		YTD September 30, 2014	YTD September 30, 2013		Twelve Months Ended September 30, 2014	Twelve Months Ended September 30, 2013
Net Income *(in millions)*	$23.9	$24.0		$56.0	$48.3		$71.2	$57.9
Earnings Per Share	$0.55	$0.56		$1.29	$1.13		$1.65	$1.36

- *Quarter drivers:* Increased wholesale on-system rates and higher commercial and industrial sales; increased operating, maintenance, depreciation and amortization expenses partially offset by increased Allowance for Funds Used During Construction
- *Year-to-Date and Twelve Month ended drivers:* Increased customer electric rates (Missouri, effective 4/1/2013) partially offset by increased operating, maintenance, depreciation and property tax costs; coldest first quarter temperatures in over 30 years partially offset by mild summer weather
- *Earnings Guidance:* Revised upward full-year 2014 weather normal earnings guidance range of $1.38 to $1.50 per share; revised range of $1.50 to $1.60 per share reflects impact of weather and other volumetric changes and lower operating, maintenance and depreciation costs than expected through September 30
- *Dividend:* Declared $0.26 per share dividend; 2% increase over previous quarter; implied annual rate of $1.04

EMPIRE
SERVICES YOU COUNT ON
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Year-to-Date September 30, 2014: Consolidated EPS After Tax Increase (Decrease) Third Quarter, Year to Date, and Twelve Month Ended Highlights

Twelve Month Ended September 30, 2014: Consolidated EPS After Tax Increase (Decrease) Third Quarter, Year to Date, and Twelve Month Ended Highlights

Pure-Play Regulated Electric and Gas Utility Asbury Power Plant Environmental Retrofit Project Heartland Pet Food Manufacturing (Blue Buffalo) – OPERATIONAL – full capacity expected soon

Energy Supply Primary Fuel Net Capacity (MW) Status Asbury Coal 189 Owned1 Riverton Natural Gas 241 Owned2 Iatan (12% owner, Units 1 &2) Coal 190 Owned State Line Combined Cycle Natural Gas 297 Owned3 State Line Unit 1 Natural Gas 94 Owned Empire Energy Center Natural Gas 262 Owned Ozark Beach Hydro 16 Owned Elk River Windfarm PPA Wind 7 Contracted4 Plum Point Energy Station (7.5% owner) Coal 50 Owned Plum Point Energy Station PPA Coal 50 Contracted5 Cloud County Windfarm PPA Wind 5 Contracted6 Total Capacity (MW) 1,401 Notes: Does not include Asbury Unit 2 (14 MW) which was retired at the end of 2013 Reflects retirement of Riverton Unit 7 (38 MW) in July, 2014 Does not include 40% owned by Westar Elk River contracted through December 2025 Plum Point contracted through December 2036 (option to convert to ownership in 2015) Cloud County contracted through December 2028 Favorable Energy Supply Portfolio Kansas 9 7 Oklahoma Arkansas Missouri 3 6 1 2 4 5 1 2 3 4 5 6 7 9 8 8 Coal Natural Gas Hydro Wind 4 8

Environmentally compliant coal-fired generation Elk River and Meridian Way wind farms allow EDE to meet MO and KS renewable energy standards Scrubber and baghouse final construction, in service by February 1, 20151 Estimated cost: Lower half of $112 - $130 million range previously disclosed $104.1 million spent as of 9/30/2014 Construction of new ash landfill expected in 2016 Retired Asbury Unit 2 on December 31, 2013 Environmental Compliance Iatan 1, Iatan 2 and Plum Point Asbury Riverton Units 7 and 8 transitioned to natural gas; Unit 7 retired July 2014 Riverton Unit 12 conversion to Combined Cycle completed in mid 2016 and Units 8 & 9 to be retired1 Estimated cost: $165 - $175 million ($65.4 million spent as of 9/30/2014) Expect rate filings in all state jurisdictions to begin in 2016 Riverton Wind Farms 1 Upon Completion of Asbury and Riverton projects, EDE generating fleet aggregate emissions will be in compliance with all current air emissions limits, including the Cross State Air Pollution Rule (which was recently reinstated by the US Supreme Court)

Favorable Energy Supply Portfolio 1 Measure of customer usage, excluding losses

Constructive Regulatory Relationships Constructive relationships with state commissions in Missouri, Kansas, Oklahoma and Arkansas Rate cases managed to reduce regulatory lag Fuel recovery mechanisms in place in all four states Trackers for pension, retiree health care, vegetation management, Iatan 2, Iatan common and Plum Point O&M costs in Missouri Missouri Commission Robert S. Kenney (D) – Chairman Daniel Y. Hall (D) 2013 On-System Electric Revenues by Jurisdiction William P. Kenney (R) Stephen M. Stoll (D) Scott T. Rupp (R)

Missouri Rate Case Highlights1 $24.3M (5.5%) increase, filed August 29, 2014 Operation of Law Date – July 26, 2015 Primary factors driving rate increase request include: Asbury environmental retrofit $19.8M Property tax increases 2.9M Regional Transmission Organization charges 1.0M Riverton 12 maintenance contract 3.9M Other offsetting changes (3.3M) Other rate case features include: 10.15% return on equity Capital structure of 48.55% debt / 51.45% equity $1.165B year-end rate base (April 30, 2014 test year adjusted for changes through 12/31/2014) 7.94% return on year-end rate base Continuation of fuel recovery mechanism with transmission cost recovery added 1 Anticipate new rates in place in each of our other state jurisdictions by year-end 2015 to capture the costs associated with the Asbury environmental retrofit project

2015 Earnings Challenges Regulatory Lag Issues: Asbury depreciation effective 2/1/2015 Depreciation impacts of other projects put into service since April 2013 (previous MO rate case) through December 2014 Property taxes Riverton 12 maintenance contract effective 1/1/2015 Transmission costs Labor costs

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Low-Risk Growth Plan “Services You Count On” Riverton Power Plant

Building Core Business with Rate Base Infrastructure Capital Expenditures (actuals include AFUDC, projections exclude AFUDC)

Electric Customer Growth Beyond 2013: Customer and sales growth expected to be less than 1% annually over the next several years. Customer Growth

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Strong Financial Metrics Plum Point Energy Station Elk River Wind Farm

1 Dividend suspended for Q3 and Q4 in 2011 following tornado on May 22, 2011 Improved Earnings Growth Profile 2014 earnings guidance - revised upward from $1.38 to $1.50 per share to $1.50 to $1.60 per share Weather and other volumetric changes Lower operating, maintenance and depreciation costs through September 30 Dividend increased 2% in Q4 2014; implied annual rate of $1.04 Target long-term payout commensurate with utility peers

* Operating Revenues include revenues for fuel recovery and, effective March 1, 2014, SPP Integrated Market activity. ($ in millions, except EPS and Book Value) TME 9/30/2014 2013 2012 2011 2010 Operating Revenues* $650.0 $594.3 $557.1 $576.9 $541.3 Operating Margin $411.8 $393.1 $359.6 $353.9 $315.4 Operating Income $104.5 $99.7 $96.2 $96.9 $80.5 Net Income $71.2 $63.4 $55.7 $55.0 $47.4 Earnings Per Share $1.65 $1.48 $1.32 $1.31 $1.17 Return on Average Common Equity 9.4% 8.7% 7.9% 8.2% 7.5% EBITDA $218.4 $206.4 $190.8 $194.5 $169.6 Cash from Operations $162.2 $157.5 $159.1 $134.6 $135.9 Capital Structure Debt – Short Term $63.3 $4.3 $24.7 $12.9 $24.8 Debt – Long Term $743.3 $743.4 $691.6 $692.3 $693.1 Equity – Retained Earnings $90.5 $67.6 $47.1 $33.7 $5.5 Equity – Other $690.9 $682.5 $670.7 $660.3 $652.1 Total Equity $781.4 $750.1 $717.8 $694.0 $657.6 Book Value $18.00 $17.43 $16.90 $16.53 $15.82 Historical Financial Performance

Strong Investment Grade Ratings Target 50/50 capital structure Target strong investment grade ratings September 2014 Fitch affirmed credit ratings January 2014 Moody’s upgrade based on “the company’s constructive regulatory relationships and recently improved cost recovery through general rate case proceedings” (part of an industry wide upgrade in the US utility sector) March 2013 S&P upgrade based on Missouri rate settlement and EDE’s “effective management of regulatory risk” Moody’s standard & poor’s fitch ratings corporate issuer baa1 bbb n/r first mortgage bonds a2 a- bbb+ commercial paper p-2 a-2 f3 outlook stable stable stable last rating action; date upgrade 01/30/14 affirm 3/20/14 affirm 6/11/14

Financing Outlook and Debt Maturities Lower-cost, flexible capital structure Executed private placement debt financing on October 15, 2014; $60M 4.27% First Mortgage Bonds due December 1, 2044; settling on or about December 1, 2014 Potential additional debt financing during 2015 No near-term maturities and well-spaced debt maturities Annual DRIP $8M New $200M five-year revolving credit facility effective October 20, 2014; $75M accordion, two one-year extensions (subject to bank approval)

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Competitive Total Return Profile

Key Earnings Drivers Attractive Dividend Competitive Total Return Net plant growth – 5% CAGR through 2019 Attractive return on equity through constructive regulation Manageable financing requirements Increased dividend 2% in Q4 2014 Attractive yield of 3.6% relative to peers as of 11/07/2014 Payout ratio commensurate with industry peer group Competitive Total Return Equation

Total Return Performance Index 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 Empire District Electric Company 100.00 114.96 145.53 142.70 144.79 168.77 S&P Electric Utilities Index 100.00 103.38 106.93 129.35 128.63 138.66 100.00 126.46 145.51 148.59 172.37 228.19 -Empire District Electric Company S&P Electric Utilities Index S&P 500

Pure-play regulated utility Low risk growth plan Strong financial metrics Attractive dividend yield and total return prospects Compelling Investment Platform

Regulated Electric and Gas Utility Data Revenue Mix and Net Plant Generation Mix Residential Rates State Commission Profiles Management Biographies Contact Information Supplemental Materials State Line Power Plant

Net Plant in Service (at 12/31/13) Oklahoma Revenue Source (LTM 12/31/13) Electric Revenues by Customer (LTM 12/31/13) Gas Revenues by Customer (LTM 12/31/13) Regulated Electric and Gas Utility

1,377 Net MW Owned Capacity 1 62 MW Purchased Power Capacity Total: 5,969 GWh 1 Does not include Asbury unit 2 (14 megawatts) which was retired at the end of 2013 Diverse Generation/Balanced Mix of Resources Regulated Electric and Gas Utility (cont.) 2013 Capacity Mix 21% 44% 1% 3% 30% 1% Coal-fired Coal PPA Wind PPA Hydro Gas-fired Simple Cycle Gas-fired Combined Cycle 2013 Energy Mix 22% 15% 52% 8% 1% 2% Coal-fired NCPP Wind PPA Hydro Gas-fired Simple Cycle Gas-fired Combined Cycle

Below Average Residential Rates 1 Source: EEI 1 Residential Rates 12.12

1 Regulatory Research Associates State Commission Profiles Missouri kansas oklahoma arkansas ferc %operations 86.2 4.6 2.8 2.4 4.0 commissioners (current; allowed 5 of 5 3 of 3 3 of 3 3 of 3 5 of 5 elected/appointed appointed appointed elected appointed appointed  test year historical historical historical historical historical recovery mechanisms yes yes yes yes yes rra ranking1 average/3 average/2 average/2 average/3 n/a

 Bradley P. Beecher, President and Chief Executive Officer, joined The Empire District Electric Company in 1988 as a Staff Engineer at the Riverton Power Plant. He was elected Vice President – Energy Supply in 2001 and Vice President and COO – Electric in 2006. He was elected Executive Vice President in February 2010 and became President and CEO on June 1, 2011. A native of northwest Kansas, Mr. Beecher graduated from Kansas State University with a Bachelor of Science degree in Chemical Engineering. He is a registered professional engineer in the State of Kansas. Mr. Beecher serves on the boards of the Joplin Chamber of Commerce, the Boys and Girls Club of Southwest Missouri, and the Kiwanis Club of Joplin. He is also Chairman of the Joplin Regional Prosperity Initiative and serves on the Missouri Division of Energy’s Comprehensive Statewide Energy Plan steering committee. He is a graduate of Leadership Missouri. Laurie A. Delano, Vice President - Finance and Chief Financial Officer, first joined the Company in 1979 and served as Director of Internal Auditing from 1983 to 1991. After an eleven-year separation from Empire District, Ms. Delano re-joined the Company in 2002 as Director of Financial Services and Assistant Controller. She was named to the position of Controller, Assistant Secretary, and Assistant Treasurer in July 2005. Ms. Delano was named to her current position in July 2011. During the separation in employment, she was an accounting lecturer at Pittsburg State University and held accounting management positions with TAMKO Building Products, Inc. and Lozier Corporation. A native of southwest Missouri, Ms. Delano received an Associate of Arts from Crowder College and a Bachelor of Science in Business Administration from Missouri Southern State University. She also holds a Master of Business Administration from Missouri State University. Ms. Delano is a Certified Public Accountant and Certified Management Accountant. She is a member of the American Institute of Certified Public Accountants and the Institute of Management Accountants. Ms. Delano serves on the board of the Joplin Redevelopment Corporation (JRC) and the Missouri Southern State University School of Business Advisory Council. She has also been active with United Way organizations and agencies, and is a past President of the board of directors of the United Way of Southwest Missouri and the Lafayette House. She currently serves on the Endowment Committee for the Lafayette House. She is a member of the Joplin Daybreak Rotary. Biographies

 Janet S. Watson, Secretary, joined The Empire District Electric Company in 1994 as Accounting Staff Specialist and was elected to her present position in 1995. Prior to joining Empire, Ms. Watson was Accounting Superintendent with Missouri-American Water Company. She was also formerly employed by Freeman Hospital in Joplin as a Cost Analyst and with Teledyne Neosho as a Senior Administrative Accountant. A native of southwest Missouri, Ms. Watson graduated Summa Cum Laude from Missouri Southern State University with a Bachelor of Business Administration in Accounting with special emphasis in Computer Science. Ms. Watson is a member of the American Society of Corporate Secretaries and Corporate Governance Professionals, the National Investor Relations Institute, and the Risk and Insurance Management Society, Inc. Dale W. Harrington, Director of Investor Relations, joined The Empire District Electric Company in 1989 as an internal auditor. Mr. Harrington has held positions in financial and regulatory accounting and human resources. He was named to the position of Director of Financial Services in July, 2011. Mr. Harrington was named to his current position in August, 2014. A native of southwest Missouri, Mr. Harrington graduated from Missouri Southern State University with a Bachelor of Science in Business Administration with a major in Accounting. Mr. Harrington is a past President of the board of directors of the Lafayette House, and continues to actively serve on the Lafayette House board. He also serves on the board of College Heights Christian School. Biographies

 The Empire District Electric Company 602 S. Joplin Avenue Joplin, MO 64801 www.empiredistrict.com Dale Harrington Office: 417-625-4222 Mobile: 417-825-8281 dharrington@empiredistrict.com Jan Watson Office: 417-625-5108 Mobile: 417-850-7903 jwatson@empiredistrict.com Laurie Delano Office: 417-625-5127 Mobile: 417-291-4397 ldelano@empiredistrict.com Contact Us

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